Exhibit 99.1

WaveRider Communications Inc.                                       NEWS RELEASE
(OTC Bulletin Board: WAVR)                        *All figures reported in $U.S.


    WaveRider Communications Inc. reports continued quarterly revenue growth
     -- Focus on large telecommunications carriers and channel sales program results in sequential quarterly revenue growth of 11% --

TORONTO, November 8, 2004 - WaveRider Communications Inc. (OTC BB: WAVR), the leader in non-line-of-sight wireless broadband technology and deployments, today reported revenue for the third quarter of 2004 of (U.S.), $2,669,219 compared to second quarter revenues of $2,412,516 and Q3 2003 revenues of $3,534,064.

The net loss for the quarter totaled $1,937,855 or $0.13 per share compared to a net loss of $2,586,187 or $0.18 per share in the previous quarter, and a Q3 2003 loss of $961,589, or $0.07per share. The increase in the net loss in Q3 2004 over Q3 2003 was mainly due to non-cash financing expenses, which amounted to $1,206,997 in Q3 2004 versus $385,226 in Q3 2003.

"We believe that our focus on selling to larger telecommunications carriers, coupled with our channel sales program, has been the driver for our quarter on quarter growth and that this focus should enable the company to continue to improve revenue levels for the remainder of 2004 and into 2005", said Charles Brown, Executive Vice President, WaveRider Communications Inc. "WaveRider is working closely with our channel partners to manage inventory levels to reflect end user demand, which we believe has eliminated the large stocking orders that we experienced last year. At the same time, we have announced new products and new product initiatives that we expect will help our channel partners to increase sales of WaveRider products," added Mr. Brown.

"WaveRider's plans include the delivery of industry-leading technologies that will benefit our existing customers, attract new customers, expand our market opportunity and enhance shareholder value. At the same time, we have taken the steps that we believe are necessary to drive to our goal of delivering an operating profit and cash flow positive operations. With actions taken, the loss from operations and the cash used in operations has declined significantly in Q3 from Q2," said Bruce Sinclair, Chief Executive Officer, WaveRider Communications Inc.


WaveRider's Q3 2004 conference call will be held November 8 at 4:30 p.m. (eastern). The conference call can be accessed at http://events.onlinebroadcasting.com/waverider/110804/index.php or via the WaveRider website, www.waverider.com. Both links will enable investors to access the event as an archive after it is completed. Windows Media player is required. Alternatively, interested parties can join the conference call by dialing 416-405-9328. A telephone replay of the call will be available for seven days after the conference call by dialing 416-695-5800, pass code: 3112614.


                                     -more-
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2/... WaveRider Communications Inc. reports Q3 2004 results


                          WaveRider Communications Inc.
                           CONSOLIDATED BALANCE SHEETS
                                (in U.S. dollars)

                                                                                  September 30,     December 31,
                                                                                      2004              2003
                                                                                  (Unaudited)         (Audited)
ASSETS

Current assets:
    Cash and cash equivalents                                                      $   1,051,290     $   1,843,135
    Restricted cash                                                                            -           232,125
    Accounts receivable, less allowance for doubtful accounts                          1,408,484         1,921,975
    Inventories                                                                        1,040,371           966,433
    Note receivable                                                                            -            20,698
    Prepaid expenses and other assets                                                    131,570            92,600
                                                                                   -------------------------------

                  Current assets                                                       3,631,715         5,076,966

Property, plant and equipment, net                                                       332,548           407,489
                                                                                   -------------------------------

                                                                                   $   3,964,263    $    5,484,455
                                                                                   ===============================

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
    Accounts payable and accrued liabilities                                       $   2,142,544    $    2,329,938
    Deferred revenue                                                                     370,454           440,190
    Current portion of obligation under capital lease                                      1,233            10,458
                                                                                   -------------------------------

                  Current liabilities                                                  2,514,231         2,780,586

Convertible debentures                                                                 1,463,863           772,920
Obligation under capital lease                                                             3,528             4,155
                                                                                   -------------------------------

                  Total liabilities                                                    3,981,622         3,557,661
                                                                                   -------------------------------

Commitments and Contingencies (Note 10)

Shareholders' equity (deficit):
    Preferred Stock, $0.01 par value per share:
       issued and outstanding Nil shares at September 30, 2004 and
       December 31, 2003                                                                       -                 -
    Common Stock, $0.001 par value per share:
       issued and outstanding - 15,691,488 shares at September 30, 2004
       14,429,409 shares at December 31, 2003                                             15,691            14,429
    Additional paid-in capital                                                        88,730,869        77,725,383
    Other equity                                                                       5,876,941        12,754,517
    Accumulated other comprehensive loss                                                (275,969)         (305,236)
    Accumulated deficit                                                              (94,364,891)      (88,262,299)
                                                                                   -------------------------------

                  Total shareholders' equity (deficit)                                   (17,359)        1,926,794
                                                                                   -------------------------------

                                                                                   $   3,964,263    $    5,484,455
                                                                                   ===============================

3/... WaveRider Communications Inc. reports Q3 2004 results

                          WaveRider Communications Inc.

         CONSOLIDATED STATEMENTS OF LOSS, DEFICIT AND COMPREHENSIVE LOSS
                                (in U.S. dollars)

                                                                Three Months ended             Nine Months ended
                                                         September 30      September 30   September 30   September 30
                                                             2004              2003           2004           2003
                                                         (Unaudited)       (Unaudited)    (Unaudited)    (Unaudited)
                                                       ----------------------------------------------------------------
CONSOLIDATED STATEMENT OF LOSS

REVENUE

Product revenue                                        $    2,271,435     $  3,169,644   $    5,925,002    $  8,729,256
Service revenue                                               397,784          364,420        1,462,954       1,119,323
                                                       --------------     ------------   --------------    ------------

                                                            2,669,219        3,534,064        7,387,956       9,848,579
                                                       --------------     ------------   --------------    ------------

COST OF REVENUE

Product revenue                                             1,471,573        2,041,844        4,119,366       5,598,285
Service revenue                                               172,830          170,002          774,586         388,306
                                                       --------------     ------------   --------------    ------------

                                                            1,644,403        2,211,846        4,893,952      5,986,591
                                                       --------------     ------------   --------------    -----------

GROSS MARGIN                                                1,024,816        1,322,218        2,494,004       3,861,988
                                                       --------------     ------------   --------------    ------------

EXPENSES

Selling, general and administration                         1,121,693        1,326,894        3,871,484       3,663,153
Research and development                                      521,436          450,870        1,376,230        883,465
Depreciation and amortization                                  53,364          119,173          242,087         384,573
Bad debt expense                                               18,975            1,256           35,715           1,256
                                                       --------------     ------------   --------------    ------------

                                                            1,715,468        1,898,193        5,525,516       4,932,447
                                                       --------------     ------------   --------------    ------------

LOSS FROM OPERATIONS                                         (690,652)        (575,975)      (3,031,512)     (1,070,459)
                                                       --------------     ------------   --------------    ------------

NON-OPERATING EXPENSES (INCOME)

Interest expense                                            1,215,270          403,721        2,891,669         441,374
Foreign exchange loss (gain)                                   32,345          (12,155)         182,442        (163,352)
Interest income                                                  (412)          (5,952)          (3,031)         (9,627)
                                                       --------------     ------------   --------------    ------------

                                                            1,247,203          385,614        3,071,080         268,395
                                                       --------------     ------------   --------------    ------------

NET LOSS                                               $   (1,937,855)    $   (961,589)  $  (6,102,592)    $ (1,338,854)
                                                       ==============     ============   =============     ============

BASIC AND FULLY DILUTED LOSS PER SHARE                 $        (0.13)    $      (0.07)   $       (0.41)   $      (0.11)
                                                       ==============     ============   ==============    ============

Weighted Average Number of Common Shares                   15,165,678       13,881,367       14,837,243      12,698,474
                                                       ==============     ============   ==============    ============

----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF DEFICIT

OPENING DEFICIT                                           (92,427,036)     (83,578,257)     (88,262,299)    (83,200,992)

NET LOSS FOR THE PERIOD                                    (1,937,855)        (961,589)      (6,102,592)     (1,338,854)
                                                       --------------     ------------   --------------    ------------

CLOSING DEFICIT                                        $  (94,364,891)    $(84,539,846)  $  (94,364,891)   $(84,539,846)
                                                       ==============     ============   ==============    ============

----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

NET LOSS FOR THE PERIOD                                    (1,937,855)        (961,589)      (6,102,592)     (1,338,854)

OTHER COMPREHENSIVE INCOME/(LOSS)

    Cumulative translation adjustment                         (34,182)         (17,304)          29,267        (158,458)
                                                       ---------------    ------------   --------------    ------------

COMPREHENSIVE LOSS                                     $   (1,972,037)    $   (978,893)  $   (6,073,325)   $ (1,497,312)
                                                        =============     ============   ==============    ============

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4/... WaveRider Communications Inc. reports Q3 2004 results


About WaveRider Communications Inc.
WaveRider Communications Inc. (www.waverider.com) is a leader in broadband wireless deployments and technologies. WaveRider's Last Mile Solution(R) non-line-of-sight 900 MHz networks enable communications providers to establish full-saturation coverage networks and generate a rapid return on their investment. WaveRider is committed to the development of standards-based wireless technologies that support advanced applications and address the needs of both the North American and International markets. WaveRider is traded on the OTC Bulletin Board, under the symbol WAVR.

                                      -30-
--------------------------------------------------------------------------------

Except for the historical statements made herein, this release contains forward-looking statements that involve risks and uncertainties including the risks associated with the effect of changing economic conditions, trends in the development of the Internet as a commercial medium, market acceptance risks, realizing expected revenue, technological development risks, and seasonality. Risk factors also include the company's ability to secure additional financing; the company's ability to commercialize its products; the company's ability to compete successfully in the future against existing or new competitors; the company's ability to protect its intellectual property and the assurance that the rights granted under patents or copyrights that may be issued will provide sufficient protection to its intellectual property rights; the company's success in enhancing existing products and developing new products to keep up with the technological advances in the data communications industry; the continued availability of the license-exempt spectrum which is based on regulation by U.S. and foreign governments; the company's ability to avoid significant product liability exposure; the company's dependence on a limited number of third party manufacturers; the company's ability to execute its business plan and generate an overall profit and other risk factors detailed in the Company's filings with the Securities and Exchange Commission, including the company's annual report on Form 10-K as amended. Due to these factors, actual results could differ materially from those expressed in forward-looking statements by the company.

For information, contact:

WaveRider Communications Inc.
Marcia Newell (416) 502-3265
investors@waverider.com